UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2014

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16167 (Commission File Number)	43-1878297 (IRS Employer Identification No.)

800 North Lindbergh Boulevard St. Louis, Missouri 63167 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock contains a summary of existing material provisions of Monsanto Company’s (the “Company”) Restated Certificate of Incorporation (the “certificate of incorporation”) and the Company’s Bylaws, as amended and restated effective April 16, 2013 (the “bylaws”). We are filing this Form 8-K for the purpose of providing an updated description of the capital stock of the Company, as initially described in the Company’s registration statement on Form 8-A filed with the SEC on October 10, 2000 (File No. 001-16167). To the extent this description is inconsistent with the prior description, it modifies and supersedes the prior description. The Company may incorporate by reference the description of the capital stock set forth below into future filings that the Company makes under the Securities Act and the Exchange Act.

This summary is not meant to be complete and is qualified by reference to the Company’s certificate of incorporation and bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, herewith, and are incorporated by reference into this current report on Form 8-K. The terms “we,” “our,” “ours,” and “us” refer to the Company.

General

We are authorized to issue 1,500,000,000 shares of our common stock, $0.01 par value, and 20,000,000 shares of undesignated preferred stock, $0.01 par value.

Common Stock

All of our outstanding shares of common stock are fully paid and nonassessable. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of our preferred stock, if any, then outstanding. The holders of our common stock are entitled to one vote per share on all matters to be voted upon by our shareowners, including the election of directors. The holders of our common stock have no cumulative voting rights or preemptive rights to purchase or subscribe for any stock or other securities, and there are no conversion rights or redemption or sinking fund provisions applicable to our common stock.

Computershare is the registrar and transfer agent for our common stock. Our common stock is listed on the New York Stock Exchange under the symbol “MON.” As of May 31, 2014, there were 524,387,545 shares of our common stock issued and outstanding.

Preferred Stock

Our board of directors has the authority, without action by the shareowners, to designate and issue our preferred stock from time to time in one or more series, with such voting powers, designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated in the resolution or resolutions providing for the designation and issuance of such stock adopted from time to time by the board of directors. It is not possible to state the actual effect of the issuance of any shares of our preferred stock upon the rights of holders of our common stock until the board of directors determines the specific rights of the holders of our preferred stock. However, the effects might include, among other things: restricting dividends on our common stock; diluting the voting power of our common stock; impairing the liquidation rights of our common stock; or delaying or preventing a change of control of us without further action by our shareowners.

The shares of different series may differ, including as to rank, as may be provided in our certificate of incorporation or as may be fixed by our board of directors as described above. Subject to shareowner approval, we may from time to time amend our certificate of incorporation to increase or decrease the number of authorized shares of preferred stock.

The terms of any series of preferred stock will be set forth in an amendment to our certificate of incorporation or the board resolution that establishes a particular series of preferred stock, which will be filed with the Secretary of State of the State of Delaware and with the Securities and Exchange Commission.

No shares of our preferred stock are currently outstanding, and we have no present plans to issue any shares of our preferred stock.

Certain Effects of Authorized but Unissued Stock

We may issue additional shares of common stock or preferred stock without shareholder approval, subject to applicable rules of the New York Stock Exchange, for a variety of corporate purposes, including raising additional capital, corporate acquisitions, corporate recapitalization transactions such as stock splits and employee benefit plans. The existence of unissued and unreserved common and preferred stock may enable us to issue shares to persons who are friendly to current management, which could discourage an attempt to obtain control of us through a merger, tender offer, proxy contest, or otherwise, and protect the continuity of management and possibly deprive you of opportunities to sell your shares at prices higher than the prevailing market prices.

Certain Provisions of our Certificate of Incorporation and Bylaws

Certain provisions of our certificate of incorporation and bylaws described in more detail below may discourage certain types of transactions that involve an actual or threatened change of control of us. Since the terms of our certificate of incorporation and bylaws may differ from the summary we are providing below, you should only rely on the actual provisions of our certificate of incorporation and bylaws.

Our certificate of incorporation provides that the number of directors to constitute the board of directors will be fixed from time to time by resolution of our board of directors, subject to any rights of holders of any outstanding series of preferred stock or any other series or class of stock to elect additional directors under specified circumstances. Our bylaws provide for a board of directors of at least five but not more than twenty directors. In accordance with our bylaws, our board of directors has fixed the number of directors at thirteen.

Until the annual meeting of shareowners to be held in 2016, the board of directors is classified such that the terms of office of directors elected at the annual meeting of shareowners held in 2011, 2012 and 2013 shall expire at the annual meeting of shareowners to be held in 2014, 2015 and 2016, respectively. Commencing at the 2014 annual meeting, directors succeeding those whose terms are then expired are elected to hold office until the next annual meeting and until their successors are elected and qualified. Commencing with the 2016 annual meeting, the classification of the directors terminates and all directors are elected for a term ending at the next annual meeting or until their earlier death, resignation, removal or disqualification.

A director is generally elected by the vote of a majority of the votes cast at a meeting at which the election is held, except that, in case of a contested election, directors are elected by the vote of a plurality of the votes present in person or represented by proxy at the meeting. In order for one of our shareowners to nominate a candidate for director, our bylaws require that such shareowner give timely notice to us in advance of the meeting. Ordinarily, the shareowner must give notice not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting. The notice must describe various matters regarding the nominee, the shareowner giving the notice, and the beneficial owner on whose behalf the nomination is made. Our certificate of incorporation does not permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the then outstanding shares of common stock can elect all the directors being elected at a meeting of shareowners.

Our certificate of incorporation provides that until our 2016 annual meeting of shareowners, shareowners may remove a director only “for cause” and with the approval of the holders of 70% of our voting stock, and thereafter, shareowners may remove a director with or without “cause” with the approval of the holders of 70% of our voting stock, in each case, subject to any rights of holders of any outstanding series of preferred stock or any other series or class of stock to elect additional directors under specified circumstances.

Our certificate of incorporation provides that, subject to the rights, if any, of the holders of any class of preferred stock then outstanding, only the vote of a majority of the remaining directors may fill vacancies (although less than a quorum).

Our certificate of incorporation eliminates the right of shareowners to act by written consent without a meeting.

Under our bylaws, shareowners may not call special meetings of shareowners or require our board of directors to call special meetings of shareowners, and only our board of directors or a committee of the board may call special meetings of our shareowners, unless otherwise provided by Delaware law.

Other than with respect to proposals brought pursuant to Rule 14a-8 under the Exchange Act, in order for a shareowner to bring a proposal before an annual meeting, our bylaws require that the shareowner give timely notice to us in advance of the meeting. Ordinarily, in order to submit a proposal pursuant to our bylaws, the shareowner must give notice at least 90 days but not more than 120 days before the first anniversary of the preceding year’s annual meeting. The notice must include a description of the proposal, the reasons for the proposal and other specified matters, including information regarding the shareowner giving the notice and the beneficial owner, if any, on whose behalf the proposal is made.

Our board of directors may reject any proposals that have not followed these procedures or that are not a proper subject for shareowner action in accordance with the provisions of applicable law.

Notice by a shareowner to us requesting inclusion of a proposal in our proxy statement pursuant to Rule 14a-8 under the Exchange Act will be considered timely if submitted prior to the deadline specified in Rule 14a-8. Upon timely receipt, we determine whether or not to include such proposal in accordance with such Rule.

Anti-Takeover Effects of Provisions

The inability to vote shares cumulatively, the advance notice requirements for nominations and provisions of our certificate of incorporation and bylaws that limit the ability of shareowners to increase the size of our board or to remove directors and that permit the remaining directors to fill any vacancies on our board of directors make it more difficult for shareowners to change the composition of our board of directors, whether or not a change in our board of directors would benefit us and our shareowners.

The provisions of our bylaws that require advance notice of other proposals for a meeting of shareowners may make it more difficult for shareowners to take action opposed by the board of directors. Moreover, even though a shareowner may submit a proposal in accordance with advance notice provisions, a shareowner cannot force a shareowner consideration of a proposal over the opposition of our board of directors by calling a special meeting of shareowners.

These provisions make it more difficult and time-consuming to obtain majority control of our board of directors or otherwise bring a matter before shareowners without our board’s consent, and thus reduce our vulnerability to an unsolicited takeover proposal. These provisions enable us to develop our business in a manner which will foster long-term growth by reducing to the extent practicable the threat of a takeover not in the best interests of us or our shareowners and the potential disruption entailed by that threat. On the other hand, these provisions may adversely affect the ability of shareowners to influence our governance and the possibility that shareowners would receive a premium above market price for their securities from a potential acquirer who is unfriendly to management.

We do not have a shareowner rights plan and we are not currently considering adopting one. The board of directors has adopted a policy that it will only adopt a shareowner rights plan if either (1) the shareowners have approved adoption of the rights plan or (2) the board of directors in its exercise of its fiduciary responsibilities, including a majority of the independent members of the board of directors, makes a determination that, under the circumstances existing at the time, it is in the best interests of the shareowners to adopt a shareowner rights plan without the delay in adoption that would come from the time reasonably anticipated to seek shareowner approval.

Delaware Statutory Provisions

Delaware law also contains certain provisions which may have an anti-takeover effect and otherwise discourage third parties from effecting transactions with us.

In general, Delaware law prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless the “business combination” or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by shareowners.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Form 10-Q, Filed June 27, 2013, File No. 001-16167).

Exhibit 3.2	Monsanto Company Bylaws, as amended and restated effective April 16, 2013 (incorporated by reference to Exhibit 3.2(i) of Form 8-K, filed April 22, 2013, File No. 001-16167).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONSANTO COMPANY

Date: June 25, 2014	By:	/s/ Jennifer L. Woods
Name: Jennifer L. Woods
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit 3.1	Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Form 10-Q, filed June 27, 2013, File No. 001-16167).

Exhibit 3.2	Monsanto Company Bylaws, as amended and restated effective April 16, 2013 (incorporated by reference to Exhibit 3.2(i) of Form 8-K, filed April 22, 2013, File No. 001-16167).